ANNUAL REPORT

                             ----------------------

                            Science & Technology Fund

                             ----------------------

                       FOR YIELD, PRICE, LAST TRANSACTION,
                         AND CURRENT BALANCE, 24 HOURS,
                              7 DAYS A WEEK, CALL:
                            1-800-638-2587 toll free
                             625-7676 Baltimore area

                             ----------------------


                        FOR ASSISTANCE WITH YOUR EXISTING
                              FUND ACCOUNT, CALL:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                             625-6500 Baltimore area

                             ----------------------


                                  T. ROWE PRICE
                              100 East Pratt Street
                            Baltimore, Maryland 21202

                             ----------------------

     This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price
                           Science & Technology Fund.

================================================================================

Fellow Shareholders
---------------------------------------

     The Science & Technology Fund had an outstanding year in 1995, generating positive returns every quarter and rising 55% for the year. While our competitors on average showed a loss in the fourth quarter as the technology rally faded, your fund squeezed out a small gain. Over the last six months, the fund outperformed the unmanaged Standard & Poor's 500 Stock Index and significantly outpaced its peer group average; for the year ended December 31, the fund exceeded both benchmarks.

--------------------------------------------------------------------------------
Performance Comparison
================================================================================

                                   Periods Ended 12/31/95
                                  6 Months       12 Months
                                 ------------------------
Science & Technology Fund            18.4%         55.5%

S&P 500                              14.5          37.6

Lipper Science & Technology
  Funds Index                         7.9          36.8
================================================================================

     The fund's assets grew significantly last year and we want to welcome our new shareholders. To all our shareholders, we reiterate our commitment to building value over the long term, as evidenced by the fund's cumulative return of 325% over the last five years. For the fourth consecutive year, your fund's performance ranked among the top 25 equity funds in the country, according to Lipper Analytical Services. (Lipper ranked the fund #22 out of 3,130 equity funds based on its total return for the 12 months ended 12/31/95.) We will work diligently to extend this record on your behalf.

CAPITAL GAIN DISTRIBUTION
---------------------------------------
     Your Board of Directors declared a total capital gain distribution of $4.54 per share for 1995. This distribution, which was payable December 28 to shareholders of record on December 26, reflected a short-term capital gain of $2.48 and a long-term capital gain of $2.06. Your check or statement confirming the distribution was mailed in early January, and Form 1099-DIV, with complete tax information, was mailed toward the end of the month.

MARKET ENVIRONMENT
---------------------------------------
     The past year was exhilarating for investors. As 1995 dawned, expectations called for robust economic growth and rising inflationary pressures. The Federal Reserve responded last February by raising the key federal funds target to 6%, its seventh hike in 12 months. However, as the year progressed, the prolonged Fed tightening cooled the overheated economy and inflation remained moderate, causing interest rates to fall sharply. These factors, combined with strong gains in corporate earnings, lifted stock prices to new highs, with the S&P 500 rising nearly 38% for the year. The broad equity market suffered no serious correction all year long. The bond market, buoyed by falling interest rates and two cuts in the federal funds rate in the last six months, had one of its best years ever. The benchmark 30-year Treasury bond generated a return of 34%, rivaling the performance of many equity categories.

     Science and technology stocks led the market rally for most of the year. They benefited from strong demand, constraints on supply that supported industry pricing and margins, a favorable currency situation that kept foreign competitors at a disadvantage, and strong money flows into aggressive growth mutual funds. In the first half of the year, electronic technology companies prospered from surging demand for personal computers and wireless communications, and in the second half they rode the wave of Internet mania. Life sciences companies experienced steady unit growth, reduced pricing pressures, an abundance of clinical successes, and the beneficial impact of a weakening dollar.

     The technology juggernaut finally slowed in the fourth quarter as near-term demand slackened across several key segments of the computer and communications industries. A growing number of electronic technology companies warned of disappointing fourth quarter financial results and more subdued growth and profit prospects in the first half of 1996. Consequently, stocks of most computer and communications-related companies suffered, and sector volatility increased.

     Science and technology stocks could remain turbulent in coming months due to several factors: valuations remain above historical norms, many broad-based mutual funds still have significant positions in these stocks, and investor psychology has become a bit fragile. However, these stocks remain among the purest of all growth stocks, and U.S. companies continue to dominate key technologies such as microprocessors, communications, software, biotechnology, and environmental remediation. In addition, the inherent volatility of the sector perpetually provides cycles of attractive buying opportunities followed by periods of surging returns. Consequently, as the world navigates through the information age and mankind continues its quest to extend human life, the long-term prospects for these stocks remain bright.

PORTFOLIO REVIEW
---------------------------------------
     During 1995, your fund's broad charter and our efforts to diversify across the sector helped keep us ahead of our peers. Our strategy remained focused on a wide selection of science and technology stocks. On December 31, the portfolio held less than 60 companies spread among several rapidly growing industries. Collectively, electronic technology was our largest exposure, accounting for 70% of fund assets (represented in the chart by blue-shaded sections). Media, data services, and life sciences/health care accounted for most of the balance. As the year ended, our top 10 positions (shown in the table following this letter) composed approximately 38% of fund assets.

[Sector Diversification - a pie chart showing assets as of 12/31/95:
Business Software 22%, Semiconductor-Related 21%, Networking 13%, Consumer Software 9%, Reserves and Other 9%, Data Services 9%, Media 8%,
Hardware/Peripherals 5%, Life Sciences/Health Care 4%.]

     We are pursuing investment opportunities by tracking the following trends: the increasing use of the personal computer as a communications tool, the continuing shift away from mainframes toward client-server computing in the workplace, the popularity of remote/on-line communications, growing consumer demand for wireless communications, and the increasing scarcity value of biotechnology.

     The personal computer is evolving from a computational device to a multimedia communications tool. Instead of speedier number crunching, computer users now want to get connected -- to databases, information sources, and each other. This evolution should continue to benefit networking vendor ASCEND COMMUNICATIONS, semiconductor vendors XILINX and MAXIM INTEGRATED PRODUCTS, and computer service provider AMERICA ONLINE, four of the fund's top contributors in 1995.

     The industry's transition to open, networked client-server computing platforms is the most significant trend in the commercial computing marketplace. This trend is driving application development away from centralized mainframes and proprietary minicomputers toward networks of desktop workstations. Beneficiaries include software vendors BMC SOFTWARE and SYBASE, and networking equipment manufacturers 3COM and BAY NETWORKS, all of which remain significant holdings.

     As the technological evolution expands from the office to the home -- and from mundane data services to communications, entertainment, and electronic commerce -- entirely new technologies will be required to keep far-flung workers and consumers informed and entertained in real time. Companies positioned to benefit from this evolution include software vendors ADOBE SYSTEMS and INTUIT,
electronic   transaction  processor  FIRST  DATA,  and  remote  communications equipment vendor SHIVA -- all of which were significant contributors during 1995.

     Cellular telephone and paging services are growing rapidly around the world, driven by improving global economies, tiered pricing structures, declining handset prices, expanding distribution channels, digital technologies, and intensified marketing. Wireless communications, like personal computers, are increasingly penetrating the consumer market. We are concentrating on stocks of service and equipment providers with a strong presence overseas and exciting new technologies. Foreign cellular operator VODAFONE and wireless messaging provider MOBILE TELECOMMUNICATION TECHNOLOGIES are two key investments in this area, even though the latter had a disappointing year.

     As the pharmaceutical industry consolidates, the need for broad technical expertise and a deep product pipeline will favor companies with biopharmaceutical know-how and a stable of promising drugs. Furthermore, as many of the small biotechnology companies that went public in the early 1990s deplete their financial resources and face extinction, their larger competitors will be able to acquire some promising technologies at bargain prices. Therefore, we believe there is scarcity value among established, technology-rich, well-capitalized biotechnology companies, including AMGEN, ALZA, AND CEPHALON.

OUTLOOK
---------------------------------------
     We are taking a guarded approach toward the early part of 1996. The stock market is at record levels, but earnings growth is moderating and interest rates could rise in the months ahead. Growth in the personal computer and wireless communications industries appears to be slowing from the torrid pace of the past few years, and both electronic technology and life sciences companies will have to perform admirably to exceed last year's results. Moreover, earnings disappointments and price declines within the sector have become more prevalent. Some stocks have fallen substantially from last year's highs.

     However, we remain bullish on the science and technology sector over the next 12 to 18 months. During this period, the personal computer industry should experience accelerated growth, with Intel and Microsoft in the midst of significant product rollouts. In addition, the nagging uncertainty over potential telecommunications reform will likely disappear, while exciting digital wireless technologies should hit the market. Finally, the consumer electronics industry could experience renewed growth as next- generation video game and display platforms become available in meaningful volumes. We are quite encouraged by the sector's longer-term prospects and remain committed to seizing these wealth-building opportunities on behalf of our shareholders. Given this sector's volatility, we remind all shareholders that the fund is not appropriate for short-term goals.

                                         Respectfully submitted,

                                         [signature]

                                         Charles A. Morris
                                         President and Chairman of the
                                         Investment Advisory Committee

January 17, 1996
================================================================================

                   A Word on Market Corrections
--------------------------------------------------------------------------------

               After the stock market's spectacular run in 1995, concerns about a "correction" have intensified. Most market observers consider a correction to be a short and sometimes steep decline following a period of rising prices.
          Moderate corrections of around 10% have been quite common, occurring on average about once every two years over the last half-century, according to Ned Davis Research.

               The market as  measured by the Dow Jones
          Industrial  Average  has  not  experienced  a
          moderate   correction   since   early   1994.
          Furthermore, the Dow last hit a bear market bottom -- defined as a drop of at least 20%
          -- in October 1990. Therefore, it would not be surpr ising to see a modest pullback in 1996, on the order of 5% to 10%. In fact, as we write, the market has gotten off to a rocky start.

               Corrections  are not only common,but can
          be  beneficial   for   long-term   investors,
          especially   those  who   invest  in  regular
          amounts through dollar cost averaging. In a correction, overall stock prices decline, often leading to more attractive valuations and good buying opportunities. History has shown that investors who continue to buy through a downturn fare quite well. In fact, the Dow has proven resilient in the aftermath of past corrections of around 10%, taking an average of just six months to recover its losses, according to Ned Davis. (To realize the benefits of dollar cost averaging, you should be prepared to continuously purchase securities over a period of time, in up and down markets. This approach does not assure a gain nor protect you from a loss in declining markets.)

               We   raise   the   issue   of  a  market
          correction not as a prediction, but as a reminder that stock prices do not move in only one direction. If you are satisfied that your investments are appropriate for your various objectives, we recommend that you stay the course when a correction eventually occurs.

================================================================================
                          Twenty-Five Largest Holdings
--------------------------------------------------------------------------------
December 31, 1995
                                               Percent of
Company                                        Net Assets
----------------------------------------      ------------
BMC Software                                     5.6%
Maxim Integrated Products                        4.8
Vodafone                                         4.6
Xilinx                                           4.3
Adobe Systems                                    4.1
Intuit                                           3.4
Altera                                           3.0
First Data                                       2.9
Ascend Communications                            2.7
Broderbund Software                              2.7
Cirrus Logic                                     2.6
3Com                                             2.3
Cadence Design Systems                           2.2
Synopsys                                         2.1
Electronic Arts                                  2.0
Bay Networks                                     1.9
Mobile Telecom. Technologies                     1.9
CUC International                                1.9
Hewlett-Packard                                  1.8
America Online                                   1.6
ALZA                                             1.6
Informix                                         1.6
SunGard Data Systems                             1.5
Nokia                                            1.5
Silicon Graphics                                 1.5
                                             -----------
Total                                           66.1%

================================================================================

Contributions to the Change in Net Asset Value Per Share
T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
Six Months Ended December 31, 1995

TEN BEST CONTRIBUTORS

Ascend Communications                             86   cents
Intuit                                            71
America Online                                    42
Maxim Integrated Products                         39
Cascade Communications                            29
Cephalon                                          29
Macromedia*                                       25
Bay Networks                                      24
Cadence Design Systems                            23
Conner Peripherals                                23
                                                -------
Total                                            391   cents

TEN WORST CONTRIBUTORS

Hedging Position**                               -43   cents
Electronic Arts                                   21
Mobile Telecom. Technologies                      21
Silicon Graphics                                  18
Silicon Valley Group                              11
KLA Instruments                                   11
Symantec**                                         8
Motorola**                                         7
SoftKey International**                            7
Vodafone                                           7
                                               --------
Total                                           -154   cents

================================================================================

Twelve Months Ended December 31, 1995

TEN BEST CONTRIBUTORS

Ascend Communications                            121   cents
Intuit                                            84
Xilinx                                            73
Adobe Systems                                     72
America Online*                                   70
Cirrus Logic*                                     63
First Data                                        59
Maxim Integrated Products                         58
Nokia                                             49
Cephalon                                          47
                                               -------
Total                                            696   cents

TEN WORST CONTRIBUTORS

Hedging Position**                               -96   cents
Sybase                                            54
Electronic Arts                                   21
Silicon Graphics                                  13
AirTouch Communications**                         10
KLA Instruments                                   10
DSC Communications**                               9
Mobile Telecom. Technologies                       8
SoftKey International**                            7
Motorola**                                         7
                                               --------
Total                                           -235   cents
--------------------------------------------------------------------------------
*Position added
**Position eliminated
================================================================================
[Performance comparison line graph for Science and Technology Fund annual report
 December 31, 1995)]
================================================================================
                      Average Annual Compound Total Return
                        Periods Ended December 31, 1995
--------------------------------------------------------------------------------
                                  Since
                                Inception
  1 Year         5 Years         9/30/87
 -------         -------      ------------
  55.53%          33.60%          22.66%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

                               Investment Record
                    T. Rowe Price Science & Technology Fund
--------------------------------------------------------------------------------
The table below shows the investment record of one share of the T. Rowe Price Science & Technology Fund, purchased at the initial price of $10.00, for the period 9/30/87 through 12/31/95. Over this time, stock prices in general have risen. The results shown should not be considered as a representation of the income or capital gain or loss which may be realized from an investment made in the fund today.

Per Share Data
--------------------------------------------------------------------------------
                                                 With Capital Gains and Income Dividends               Annual
                                   Taken in Cash Reinvested in Additional Shares                     Total Return
  Year       Net         Capital                       Capital                                       on Investment
  Ended     Asset        Gain            Income         Gain           Income       Value of           % Change
  12/31     Value     Distributions(1)   Dividends   Distributions     Dividends    Investment     Fund       S&P 500
 -------   --------  ----------------- ------------ ---------------   ----------    ----------    ------     ---------
  1987(2)  $ 8.02         --              $0.04           --             $0.04       $ 8.06       -19.4%      -22.5%
  1988       8.57      $ 0.44              0.07         $0.44             0.07         9.13         13.3        16.5
  1989      10.53        1.39              0.06          1.48             0.06        12.84         40.7        31.6
  1990      10.05        0.24              0.09          0.29             0.11        12.67         -1.3        -3.1
  1991      15.57        0.48             --             0.61               --        20.30         60.2        30.3
  1992      17.33        1.12             --             1.46               --        24.10         18.8         7.6
  1993      18.95        2.51             --             3.49               --        29.95         24.2        10.1
  1994      21.64        0.30             --             0.47               --        34.68         15.8         1.3
  1995      29.12        4.54             --             7.28               --        53.93         55.5        37.6

Total                  $11.02             $0.26       $ 15.52            $ 0.28
--------------------------------------------------------------------------------

(1)Includes short-term capital gains of $0.38 in 1988, $1.23 in 1989, $0.06 in 1990, $1.51 in 1993, $0.10 in 1994; and $2.48 in 1995.
(2)From inception 9/30/87 to 12/31/87.

================================================================================

Portfolio of Investments

T. Rowe Price Science & Technology Fund / December 31, 1995

(VALUES IN THOUSANDS)
--------------------------------------------------------------------------------
                                                   Value
                                                  --------
Common Stocks & Warrants-- 91.5%

ELECTRONIC TECHNOLOGY -- 66.2%
BUSINESS SOFTWARE -- 21.1%

  1,500,000 shs   Adobe Systems................  $  93,187
    270,000     * Baan Company.................     12,218
  3,000,000     * BMC Software.................    127,875
  1,200,000     * Cadence Design Systems.......     50,400
  1,200,000     * Informix.....................     36,075
    400,000     * Oracle Systems...............     16,950
    400,000     * PeopleSoft...................     17,050
  1,500,000     * PLATINUM technology..........     27,656
    950,800     * Sybase.......................     34,110
  1,250,000     * Synopsys.....................     47,656
    545,900     * Tivoli Systems...............     18,322
                                                                        481,499

CONSUMER SOFTWARE -- 9.0%
  1,000,000     * Broderbund Software..........     60,875
  1,750,000     * Electronic Arts..............     45,828
    992,300     * Intuit.......................     77,523
    400,000     * Macromedia...................     20,825
                                                                        205,051

SEMICONDUCTOR -- 15.6%
    750,000     * Actel........................      8,109
  1,400,000     * Altera.......................     69,562
  3,000,000     * Cirrus Logic.................     59,438
  2,850,000     * Maxim Integrated Products....    109,725
    300,000     * Microchip Technology.........     10,988
  3,250,000     * Xilinx.......................     98,719
                                                                        356,541

SEMICONDUCTOR EQUIPMENT -- 2.3%
    750,000     * KLA Instruments..............     19,594
  1,350,000     * Silicon Valley Group.........     34,172
                                                                         53,766

NETWORKING -- 13.2%
  1,125,000     * 3Com.........................     52,523
    375,000     * ALANTEC......................     21,844
    750,000     * Ascend Communications........     60,891
  1,050,000     * Bay Networks.................     43,116
    400,000     * Cascade Communications.......     34,050
    425,000     * Cisco Systems................     31,742
    900,000       Nokia ADR....................     34,987
    325,000     * Shiva........................     23,725
                                                                        302,878

HARDWARE/PERIPHERALS -- 5.0%
  1,000,000     * Conner Peripherals...........     21,000
    500,000       Hewlett-Packard..............     41,875
    191,500     * Komag........................      8,785
    300,000     * Pinnacle.....................      7,538
  1,250,000     * Silicon Graphics.............     34,375
                                                                        113,573

TOTAL ELECTRONIC TECHNOLOGY   1,513,308

LIFE SCIENCES AND HEALTH CARE -- 3.7%
PHARMACEUTICALS -- 3.7%

  1,500,000     * ALZA (Class A)...............     37,125
    400,000     * Amgen........................     23,725
    600,000     * Cephalon.....................     24,488

TOTAL LIFE SCIENCES AND HEALTH CARE        85,338

INFORMATION SERVICES -- 9.3%

DATA SERVICES -- 9.3%
  1,000,000      * America Online..............     37,313
    144,000 wts  *#Bachman Information
                     Systems, $3.28, 11/22/97..        724
  1,250,000 shs  * CUC International...........     42,656
  1,000,000        First Data..................     66,875
  1,000,000      * ITG.........................      9,500
  1,250,000      * SunGard Data Systems........     35,156
  1,318,000      * Tech Data...................     19,852

TOTAL INFORMATION SERVICES      212,076

MEDIA/TELECOMMUNICATIONS SERVICES -- 7.7%
TELECOMMUNICATIONS SERVICES -- 7.7%

  2,000,000      * Mobile Telecommunication
                     Technologies..............     42,750
  1,250,000      * PanAmSat....................     27,656
  3,000,000        Vodafone ADR................    105,750

TOTAL MEDIA/TELECOMMUNICATIONS SERVICES   176,156

ENVIRONMENTAL SERVICES -- 0.1%

PROCESS SERVICES -- 0.1%

  1,000,000      * Canarc Resources (CAD)......     1,025

TOTAL ENVIRONMENTAL SERVICES      1,025

--------------------------------------------------------------------------------
MISCELLANEOUS COMMON STOCKS -- 4.5%                                     102,434

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS & WARRANTS
    (COST $1,642,477)         2,090,337
--------------------------------------------------------------------------------

Preferred Stocks -- 0.2%
        720  shs *# Bachman Information
       Systems, Series A.............      5,508

--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $2,362)                                      5,508
--------------------------------------------------------------------------------

Short-Term Investments -- 6.7%

  $25,000,000    Federal Home Loan Bank
                   Discount Notes,
                   5.45%, 1/22/96..............     24,879
                 Federal Home Loan Mortgage
                   Discount Notes,
   40,000,000    5.47%, 1/22 - 1/25/96.........     39,801
   14,827,000    5.50%, 1/2/96.................     14,818
                 United States Treasury Bills,
   25,000,000    5.325%, 2/1/96................     24,663
   25,000,000    5.34%, 2/22/96................     24,666
   25,000,000    5.035%, 6/27/96...............     24,364


TOTAL SHORT-TERM INVESTMENTS (COST $153,191)        153,191

================================================================================
TOTAL INVESTMENTS IN SECURITIES -- 98.4% OF
    NET ASSETS (COST $1,798,030)                                      2,249,036
================================================================================

OTHER ASSETS LESS LIABILITIES..................      36,227

NET ASSETS.....................................  $2,285,263
                                                ============
  * Non-income producing
    Affiliated company
  # Securities contain some restrictions as to public resale -- total of such securities at year-end amounts to 0.27% of net assets.
CAD Canadian dollar


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
================================================================================

Statement of Assets and Liabilities

T. Rowe Price Science & Technology Fund / Year Ended December 31, 1995 (IN THOUSANDS)

ASSETS
Investments in securities, at value
  Affiliated companies (cost $125,351).........................    $    137,375
  Other companies (cost $1,672,679)............................       2,111,661
                                                                    -----------
  Total investments in securities..............................       2,249,036
Other assets...................................................          77,511
                                                                    -----------
Total assets...................................................       2,326,547
                                                                    -----------
LIABILITIES....................................................          41,284
                                                                    -----------
NET ASSETS.....................................................    $  2,285,263
                                                                    ===========

NET ASSETS CONSIST OF:
Accumulated net realized gain/loss - net of distributions......    $    105,773
Net unrealized gain (loss).....................................         451,006
Paid-in-capital applicable to 78,484,473
  shares of $0.01 par value capital stock
  outstanding; 1,000,000,000 shares authorized.................       1,728,484
                                                                    -----------
NET ASSETS.....................................................    $  2,285,263
                                                                    ===========
NET ASSET VALUE PER SHARE......................................    $      29.12
                                                                    ===========

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
================================================================================

Statement of Operations

T. Rowe Price Science & Technology Fund / Year Ended December 31, 1995 (IN THOUSANDS)

INVESTMENT INCOME

Income
  Interest.....................................................    $     10,171
  Dividend (net of foreign taxes of $423)......................           4,122
                                                                    -----------
  Total income.................................................          14,293
                                                                    -----------
Expenses
  Investment management........................................          11,393
  Shareholder servicing........................................           4,466
  Registration.................................................             368
  Prospectus and shareholder reports...........................             303
  Custody and accounting.......................................             192
  Directors....................................................              32
  Legal and audit..............................................              23
  Miscellaneous................................................              47
                                                                    -----------
  Total expenses...............................................          16,824
                                                                    -----------
Net investment income..........................................          (2,531)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
  Securities...................................................         446,056
  Options......................................................         (56,501)
  Foreign currency transactions................................              89
                                                                    -----------
  Net realized gain (loss).....................................         389,644
                                                                    -----------
Change in net unrealized gain or loss on:
  Securities...................................................         293,586
                                                                    -----------
Net realized and unrealized gain (loss)........................         683,230
                                                                    -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..............     $   680,699
                                                                    ===========

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
================================================================================

Statement of Changes in Net Assets

T. Rowe Price Science & Technology Fund
(IN THOUSANDS)
                                                         Year Ended December 31,
                                                           1995         1994
                                                        -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
  Net investment income ..........................     $   (2,531)   $  (3,741)
  Net realized gain (loss)........................        389,644       29,701
  Change in net unrealized gain or loss...........        293,586       84,769
                                                       -----------  -----------
  Increase (decrease) in net assets from
     operations...................................        680,699      110,729
                                                       -----------  -----------
Distributions to shareholders
  Net realized gain...............................       (308,443)     (12,349)
                                                       -----------  -----------
Capital share transactions*
  Shares sold.....................................      1,486,892      582,569
  Distributions reinvested........................        300,634       11,887
  Shares redeemed.................................       (789,571)    (279,238)
                                                       -----------  -----------
  Increase (decrease) in net assets from capital
     share transactions...........................        997,955       315,218
                                                       -----------  -----------
Increase (decrease) in net assets.................      1,370,211       413,598

NET ASSETS
Beginning of period...............................        915,052       501,454
                                                       -----------  -----------
End of period.....................................     $2,285,263    $  915,052
                                                       ===========  ===========

*Share information
  Shares sold.....................................         53,440        29,623
  Distributions reinvested........................         10,317           552
  Shares redeemed.................................        (27,563)      (14,354)
                                                       -----------  -----------
  Increase (decrease) in shares outstanding.......         36,194        15,821
                                                       ===========  ===========

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
================================================================================

     Notes To Financial Statements
--------------------------------------------------------------------------------
T. Rowe Price Science & Technology Fund / December 31, 1995


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------

     T. Rowe Price Science & Technology Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.

     A) Valuation - Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities that are not traded on a particular day and securities that are regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Short term debt securities are valued at their cost which, when combined with accrued interest, approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     B) Affiliated Companies - Investments in companies 5% or more of whose outstanding voting securities are held by the fund are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

     C) Currency Translation - Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     D) Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS
-------------------------------------------------

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     A) Options - Call and put options on securities give the holder the right to purchase or sell, respectively, a security at a specified price until a certain date. Stock index call or put options give the holder the right to receive cash, based on market movement, equal to the difference between the exercise settlement value of the index and the exercise price of the option. Risks arise from possible illiquidity of the options market and from movements in security values. Transactions in options written and related premiums received during the year ended December 31, 1995, were as follows:


--------------------------------------------------------------------------------

                                  Number of
                              Option Contracts       Premiums
                             -----------------      ----------
Options Outstanding at
  Beginning of Period                  --                --
Options Written                     8,000         $  2,543,000
Options Exercised                      --                --
Options Expired                    (5,000)            (935,000)
Options Closed                     (3,000)          (1,608,000)
                                -----------      ---------------
Options Outstanding at
  End of Period                        --         $      --
                             -----------------      ----------
================================================================================


     B)  Other -  Purchases  and  sales  of  portfolio  securities,  other  than
short-term   securities,    aggregated    $2,485,315,000   and   $1,936,654,000,
respectively, for the year ended December 31, 1995.

NOTE 3 - FEDERAL INCOME TAXES
-------------------------------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, $2,531,000 of undistributed net investment income was reclassified as a decrease to undistributed net realized gains during the year ended December 31, 1995. The results of operations and net assets were not affected by the reclassifications.

     At December 31, 1995, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,798,030,000 and net unrealized gain aggregated $451,006,000, of which $518,683,000 related to appreciated investments and $67,677,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
-------------------------------------------------

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the Manager) provides for an annual investment management fee, of which $1,313,000 was payable at December 31, 1995. The fee is computed daily and paid monthly, and consists of an Individual Fund Fee equal to 0.35% of average daily net assets and a Group Fee. The Group Fee is based on the combined assets of certain mutual funds sponsored by the Manager or Rowe Price-Fleming International, Inc. (the Group). The Group Fee rate ranges from 0.48% for the first $1 billion of assets to 0.31% for assets in excess of $34 billion. At December 31, 1995, and for the year then ended, the effective annual Group Fee rate was 0.34%. The fund pays a pro rata share of the Group Fee based on the ratio of its net assets to those of the Group.

     In addition, the fund has entered into agreements with the Manager and two wholly owned subsidiaries of the Manager, pursuant to which the fund receives certain other services. The Manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $3,691,000 for the year ended December 31, 1995, of which $397,000 was payable at period-end.

================================================================================

                              Financial Highlights
--------------------------------------------------------------------------------
                                               T. Rowe Price Science & Technology Fund
                                            For a share outstanding throughout each period
                                                       Year Ended December 31,
                                              1995      1994        1993      1992        1991
                                         ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $21.64   $18.95       $17.33    $15.57      $10.05
                                            ------   ------       ------    ------      ------
Investment activities
  Net investment income                     (0.03)   (0.09)       (0.05)*   (0.10)*     (0.01)*
  Net realized and unrealized gain(loss)    12.05     3.08         4.18      2.98        6.01
                                            ------  ------        ------    ------      ------
Total from investment activities            12.02     2.99         4.13      2.88        6.00
                                            ------  ------        ------    ------      ------
Distributions
  Net investment income                        --       --           --        --          --
  Net realized gain                         (4.54)   (0.30)       (2.51)    (1.12)      (0.48)
                                            ------  ------        ------    ------      ------
Total distributions                         (4.54)   (0.30)       (2.51)    (1.12)      (0.48)
                                            ------  ------        ------    ------      ------
NET ASSET VALUE, END OF PERIOD.            $29.12   $21.64       $18.95    $17.33      $15.57
                                           ======  ======       ======    ======      ======
RATIOS/SUPPLEMENTAL DATA
Total return                                55.5%    15.8%        24.2%*    18.8%*      60.2%*
Ratio of expenses to average net assets     1.01%    1.11%        1.25%*    1.25%*      1.25%*
Ratio of net investment income to
     average net assets                   (0.15)%  (0.58)%      (0.68)%*  (0.81)%*    (0.07)%*
Portfolio turnover rate                    130.3%   113.3%       163.4%    144.3%      148.2%
Net assets,end of period(in thousands) $2,285,263 $915,052     $501,454  $281,045    $166,048
--------------------------------------------------------------------------------

* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through December 31, 1993.

================================================================================

                        Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of
T. Rowe Price Science & Technology Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of T. Rowe Price Science & Technology Fund, Inc., including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodia n and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of T. Rowe Price Science & Technology Fund, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets and financial highlights for each of the respective periods stated in the first paragraph in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Baltimore, Maryland
January 18, 1996